                                                                    EXHIBIT 25.1

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|
                             ----------------------
                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

48 Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)              (Zip code)
                             ----------------------
THE BANK OF NEW YORK, 48 Wall Street, New York, New York 10286, (212) 815-5084
           (Name, address and telephone number of agent for service)
                             ----------------------
                              HOLLYWOOD PARK, INC.
                        HOLLYWOOD PARK OPERATING COMPANY
              (Exact name of obligor as specified in its charter)

Delaware
Delaware
(State or other jurisdiction of      (I.R.S. employer
incorporation or organization)                        identification no.)

                               OTHER REGISTRANTS

                                                                                I.R.S.
                                              State or Other Jurisdiction      Employer
Exact Name of Registrant as                        of Incorporation         Identification
Specified in its Charter                            or Organization             Number
-------------------------------------------   ---------------------------   ---------------
HOLLYWOOD PARK FALL OPERATING COMPANY         Delaware                          95-4093972
HOLLYWOOD PARK FOOD SERVICES, INC.            California                        95-2844591
HP/COMPTON, INC.                              California                        95-4545471
CRYSTAL PARK HOTEL AND CASINO
DEVELOPMENT COMPANY, LLC                      California                        95-4595453
TURF PARADISE, INC.                           Arizona                           86-0114029
HP YAKAMA, INC.                               Delaware                          95-4636368
BOOMTOWN, INC.                                Delaware                          94-3044204
BOOMTOWN HOTEL & CASINO, INC.                 Nevada                            88-0101849
BAYVIEW YACHT CLUB, INC.                      Mississippi                       64-0824102
MISSISSIPPI-I GAMING, L.P.                    Mississippi                       64-0828954
LOUISIANA GAMING ENTERPRISES, INC.            Louisiana                         72-1229201
LOUISIANA-I GAMING, A LOUISIANA
PARTNERSHIP IN COMMENDAM                      Louisiana                         72-1238179

1050 South Prairie Avenue
Inglewood, California                                                                90301
(Address of principal executive offices)                                    (Zip code)

                             ______________________
               Series B 9 1/2% Senior Subordinated Notes due 2007
                      (Title of the indenture securities)
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

1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                Name                                  Address
--------------------------------------------------------------------------------

    Superintendent of Banks of the State of   2 Rector Street, New York,
    New York                                  N.Y.  10006, and
                                              Albany, N.Y. 12203

    Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                              N.Y.  10045

    Federal Deposit Insurance Corporation     Washington, D.C.  20429

    New York Clearing House Association       New York, New York  10005

    (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215 dated as of July 22, 1986, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 dated as of May 24, 1988 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 dated as of October 17, 1989.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019 dated as of September 12, 1989.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051 dated as of November 19, 1991.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



   Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of November, 1997.


                                       THE BANK OF NEW YORK



                                       By: /s/ Mary Beth A. Lewicki
                                          ----------------------------
                                          Name:  Mary Beth A. Lewicki
                                          Title: Assistant Vice President

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                                                                       Exhibit 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                            Dollar Amounts
ASSETS                                       in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................   $  7,769,502
  Interest-bearing balances ..........      1,472,524
Securities:
  Held-to-maturity securities ........      1,080,234
  Available-for-sale securities ......      3,046,199
Federal funds sold and Securities pur-
chased under agreements to resell ....      3,193,800
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income ...........................     35,352,045
  LESS: Allowance for loan and
    lease losses .....................        625,042
  LESS: Allocated transfer risk
    reserve ..........................            429
    Loans and leases, net of unearned
    income, allowance, and reserve ...     34,726,574
Assets held in trading accounts ......      1,611,096
Premises and fixed assets (including
  capitalized leases) ................        676,729
Other real estate owned ..............         22,460
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................        209,959
Customers' liability to this bank on
  acceptances outstanding ............      1,357,731
Intangible assets ....................        720,883
Other assets .........................      1,627,267
                                         ------------
Total assets .........................   $ 57,514,958
                                         ============

LIABILITIES
Deposits:
  In domestic offices ................   $ 26,875,596
  Noninterest-bearing ................     11,213,657
  Interest-bearing ...................     15,661,939
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...     16,334,270
  Noninterest-bearing ................        596,369

  Interest-bearing ...................     15,737,901
Federal funds purchased and Securities
  sold under agreements to repurchase.      1,583,157
Demand notes issued to the U.S. ......
  Treasury ...........................        303,000
Trading liabilities ..................      1,308,173
Other borrowed money:
  With remaining maturity of one year
    or less ..........................      2,383,570
  With remaining maturity of more than
    one year through three years......              0
  With remaining maturity of more than
    three years ......................         20,679
Bank's liability on acceptances exe-
  cuted and outstanding ..............      1,377,244
Subordinated notes and debentures ....      1,018,940
Other liabilities ....................      1,732,792
                                         ------------
Total liabilities ....................     52,937,421
                                         ------------

EQUITY CAPITAL
Common stock .........................      1,135,284
Surplus ..............................        731,319
Undivided profits and capital
  reserves ...........................      2,721,258
Net unrealized holding gains
  (losses) on available-for-sale
  securities .........................          1,948
Cumulative foreign currency transla-
  tion adjustments ...................        (12,272)
                                         ------------
Total equity capital .................      4,577,537
                                         ------------
Total liabilities and equity capital..  $ 57,514,958
                                         ============




   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

   Thomas A. Renyi  )
   J. Carter Bacot  )      Directors
   Alan R. Griffith )
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